SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12

                     Nutrition Management Services Company
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:


--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:


--------------------------------------------------------------------------------

         (3)      Filing Party:


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         (4)      Date Filed:

                      NUTRITION MANAGEMENT SERVICES COMPANY




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held December 20, 1996





To the Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of NUTRITION MANAGEMENT SERVICES COMPANY, a Pennsylvania corporation (the "Company"), will be held at Guest Quarters Suite Hotel, 888 Chesterbrook Boulevard, Wayne, PA, on December 20, 1996, at 10:00 A.M., Local Time, for the following purposes:

               1. To elect six (6) members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified;

               2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on November 25, 1996 as the record date for the Meeting. Only shareholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.


                              By Order of the Board of Directors





                              JOSEPH V. ROBERTS
                              Chairman and Chief Executive Officer


Dated:   Kimberton, Pennsylvania
         November 27, 1996


         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE
            URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
             IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO
                  POSTAGE IF MAILED IN THE UNITED STATES.

                     NUTRITION MANAGEMENT SERVICES COMPANY
                               725 Kimberton Road
                          Kimberton, Pennsylvania 19442



                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS




                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders by the Board of Directors of Nutrition Management Services Company, a Pennsylvania corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the 1996 Annual Meeting of Shareholders of the Company (the "Meeting") to be held at Guest Quarters Suite Hotel, 888 Chesterbrook Boulevard, Wayne, Pennsylvania, on December 20, 1996, at 10:00 A.M., Local Time, or at any adjournment thereof.

         The principal executive offices of the Company are located at 725 Kimberton Road, Kimberton, Pennsylvania 19442. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to shareholders is November 27, 1996.


                        RECORD DATE AND VOTING SECURITIES

         Only shareholders of record at the close of business on November 21, 1996, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at ,the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 2,810,569 outstanding shares of the Company's Class "A" common stock, no par value (the Class "A" "Common Stock"). Each of such shares is entitled to one vote. As of the close of business on the Record Date, there were 100,000 outstanding shares of the Company's Class "B" Common Stock, no par value (the "Class B Common Stock"). Each of the Class B common shares is entitled to seven votes. The Class "A" Common Stock and the Class "B" Common Stock are sometimes collectively referred to herein as the "Common Stock." There was no other class of voting securities of the Company outstanding on that date. A majority of the outstanding shares present in person or by proxy is required for a quorum.


                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been nominated by the Board of Directors, and (ii) for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies. If a signed Proxy Card is returned by a stockholder and expressly reflects an abstention upon any proposal, the shares evidenced thereby will be counted towards the quorum necessary to convene the meeting. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate. The execution of a Proxy will in no way affect a shareholders' right to attend the Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or if the shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                               SECURITY OWNERSHIP

             The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by each person known to be the beneficial owner of more than five percent of the Common Stock, each director, nominees for director, and by all directors and officers of the Company as a group:

                                                                   PERCENTAGE OF
  NAME AND ADDRESS                       SHARES                     OUTSTANDING               PERCENTAGE OF
OF BENEFICIAL OWNER                BENEFICIALLY OWNED              COMMON STOCK             VOTING POWER (1)

Joseph V. Roberts                   1,958,000       (2) (3)            67.3%                        72.9%

725 Kimberton Road
Kimberton, PA 19442

Kathleen A. Hill                      110,000       (3)                 3.8%                         3.1%


Kenneth D. Bleakly                     15,000       (4)                    *                            *


Michael Gosman                         15,000       (4)                    *                            *


Jane Scaccetti Fumo                    15,000       (4)                    *                            *


Samuel R. Shipley, III                 21,000       (4)  (5)               *                            *


All officers and Directors as
a Group (6 persons)                 2,134,000                          73.3%                        77.9%
------------------------------------------------------------------------------------------------------------------------------------

* Less than 1%

(1) Calculated on the basis of the Class A Common Stock having one vote per share and the Class B Common Stock having seven votes per share.

(2) Mr. Roberts owns 1,858,000 shares of Class A Common Stock and 100,000 shares of Class B Common Stock. Mr. Roberts' beneficial ownership does not include shares held by his adult son and his adult daughter and Mr. Roberts disclaims any beneficial ownership of such stock.

(3) Mr. Roberts has granted Ms. Hill an immediately exercisable option to purchase 105,000 shares of his Class A Common shares at an exercise price of $4.00 per share.

(4) Consists of presently exercisable options to acquire 15,000 shares of Class A Common Stock at an exercise price of $4.00 per share.

(5) Mr. Shipley has a 50% interest in a partnership that owns 6,000 shares of Class A Common Stock.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next Annual Meeting of Shareholders of the Company and until their successors shall be duly elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. The terms of the current directors expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. All nominees are currently directors of the Company. The names of the nominees and certain information concerning them are set forth below:

                                                                                                First Year
Name                                     Principal Occupation                         Age     Became Director
----                                     --------------------                         ---     ---------------

Joseph V. Roberts                        Chairman of the Board                        50           1979
                                         and Chief
                                         Executive Officer
                                         of the Company


Kathleen A. Hill                         Secretary and Chief                          42           1979
                                         Operating Officer
                                         of the Company


Kenneth D. Bleakly                       Retired Real Estate                          76           1991
                                         Investor and Developer



Michael Gosman                           President of Continuum                       33           1993
                                         Care Corporation, Wellsley,
                                         Massachusetts


Jane Scaccetti Fumo                      Certified Public Accountant,                 41           1994
                                         Philadelphia, PA


Samuel R. Shipley, III                    Investment Banker                           56             1995
                                          Philadelphia, PA


         Joseph V. Roberts, has been Chairman of the Board and Chief Executive Officer of the Company since its inception in March, 1979.

         Kathleen A. Hill, has been President and Chief Operating Officer of the Company since June 1995; Chief Operating Officer of the Company from 1991 to 1995; Senior Vice President of the Company from 1985 to 1991; and Secretary of the Company and a Director since 1979.

         Kenneth D. Bleakly, has been a Director of the Company since September 1991, and an informal advisor to the Company since its inception. Mr. Bleakly is a retired businessman with over forty years experience in the management of personnel, business and real estate enterprises.

         Michael Gosman is the Executive Vice President and a Director of CareMatrix Corporation, Needham, MA. He was executive Vice President of Continuum Care Corporation, Wellsley, MA, from 1990 to 1996. From 1987 until 1990, Mr. Gosman was a financial analyst with Meditrust located in Waltham, MA.

         Jane Scaccetti Fumo has been a principal shareholder at Drucker & Scaccetti, P.C., Certified Public Accountants, in Philadelphia, PA since 1990. Prior thereto, Ms. Scaccetti was a partner at Laventhol & Horwath, Certified Public Accountants in Philadelphia, PA. Ms. Scaccetti specializes in tax and financial services to both publicly and privately held businesses.

         Samuel R. Shipley, III has been the Managing Director of Shipley Raidy Capital Partners, LP, an investment banking firm in West Conshohocken, PA since 1993. From 1983 to 1993, Mr. Shipley was the Managing Director of Philadelphia First Group, an investment banking firm in West Conshohocken, PA. For more than fifteen years, Mr. Shipley has been a senior executive in the investment banking industry, with specialties in corporate finance, mergers and acquisitions, and valuations.

MEETINGS

         The Board of Directors held five meetings during the year ended June 30, 1996. Ms. Scaccetti and Mr. Bleakly attended four of the meetings and Mr. Gosman attended one of the meetings. From time to time, the Members of the Board of Directors act by unanimous written consent pursuant to the Laws of the Commonwealth of Pennsylvania.


RECOMMENDATION

         The Board of Directors recommends a vote FOR all of the Nominees.

                             EXECUTIVE COMPENSATION

         The table set forth below shows all annual and long-term compensation for services accrued by the Company for services in all capacities for the years ended June 30, 1996, 1995 and 1994 of those persons who were, at June 30, 1996,
(i) the Chief Executive Officer and (ii) the Chief Operating Officer, whose compensation exceeded $100,000 in fiscal year 1996:

                         SUMMARY COMPENSATION TABLE (1)

                                                                                      Long-Term
                                          Annual Compensation                         Compensation
                                    Fiscal       Base                              Awards                       All
Name and Capacity Served             Year       Salary       Bonus      Other      Options    Payouts         Other (2)
------------------------            ------      ------       -----      -----      -------    -------         ---------

Joseph V. Roberts                   1996        280,800           0        0          0          0             25,598
Chairman and Chief                  1995        280,800           0        0          0          0             29,596
Executive Officer                   1994        289,360           0        0          0          0             22,342


Kathleen A. Hill                    1996        175,000      57,000        0          0          0               884
Director and Chief                  1995        120,000      57,000        0          0          0               857
Operating Officer                   1994        120,000           0        0          0          0               726


(1)    Presentation of all compensation is on an accrual basis.

(2) Includes the amount of life insurance premiums paid on behalf of these executives.




                               STOCK OPTION GRANTS

         During the fiscal years ended June 30, 1996, 1995, and 1994, there were no stock options granted to any executive officer of the Company.

EMPLOYMENT AGREEMENTS

      Effective October 1991, the Company entered into a five-year employment agreement with Joseph V. Roberts, the Chief Executive Officer of the Company, providing that Mr. Roberts will devote full-time to the Company's business for a base annual salary of $270,000, adjusted for cost of living increases. In addition, Mr. Roberts will receive each year a bonus of 10% of his base salary, as adjusted, if the Company meets budgeted pre-tax earnings for such year as determined by the Board of Directors of the Company. The agreement has expired and a new agreement is expected to be executed with terms to be negotiated between the parties.

      Effective September 1991, Kathleen Hill, President and Chief Operating Officer of the Company entered into a three-year employment agreement with the Company providing that Ms. Hill will devote full-time to the Company's business for a base annual salary of $120,000. The agreement entitles Ms. Hill to a bonus of up to 50% of her base salary based on the achievement of specified goals regarding operating standards, regulatory compliance, customer retention and corporate profitability. The agreement has expired and a new agreement is expected to be executed with terms to be negotiated between the parties.



DIRECTORS COMPENSATION

      Directors who are employees of the Company do not receive additional compensation for their services as Directors. Non-employee Directors are compensated for their services at the rate of $500 for each meeting attended and $200 for each meeting participated in by telephone. During the fiscal year ended June 30, 1996, non-employee Directors received $6,500 in compensation.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company leases its executive offices from Ocean 7, Inc., a corporation wholly owned by Joseph V. Roberts. The term of the lease is for ten years, and the Company has the option to renew the lease, on three occasions, for additional two-year periods each. Rent for the first five years of the lease is fixed. Rent for the term remaining thereafter shall be determined based on then prevailing market rates. The minimum monthly rent for the first two lease years is $11,600. Thereafter, the rent shall increase by a percentage equal to the increase, if any, in the Consumer Price Index. During the fiscal year ended June 30, 1996, the rental expenses paid to Ocean 7, Inc. totaled $146,441. Pursuant to the prior sale of the property to Ocean 7, the Company held a second mortgage on the property to secure a debt owed from Ocean 7, Inc. to the Company. Ocean 7 has repaid in full the balance due to the Company on the second mortgage.


      Management believes that the terms of each of the transactions described herein are comparable to those generally available to unaffiliated third parties.

ANNUAL REPORT

      All shareholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 1996 Annual Report for the year ended June 30, 1996, which contains certified consolidated financial statements of the Company and its subsidiaries for the year ended June 30, 1996.

      ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1996 (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITTEN REQUEST TO THE COMPANY'S SECRETARY, NUTRITION MANAGEMENT SERVICES COMPANY, 725 KIMBERTON ROAD, KIMBERTON, PENNSYLVANIA 19442.


                              SHAREHOLDER PROPOSALS

      In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Shareholders of the Company, shareholders proposals for such meeting must be submitted to the Company no later than September 1, 1997.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of Moore Stephens, P.C. (formerly Mortenson & Associates, P.C.), of Cranford, New Jersey (Moore Stephens), served as the Company's independent public accountants for the fiscal year ended June 30,1996. Such firm has no other relationship with the Company or its affiliates. A representative of Moore Stephens is expected to attend the Annual Meeting, and such representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

         In its filing on Form 8-K dated August 11, 1995, the Company reported that it had dismissed Mortenson as its independent accountants. Mortenson had served as the Company's independent accountants as of and for the years ended June 30, 1994, 1993, 1992 and 1991. None of Mortenson's reports on these years contained any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         In its filing on Form 8-K dated August 29, 1995, the Company reported that it had engaged Deloitte & Touche, LLP (Deloitte & Touche) of Philadelphia, Pennsylvania to serve as its new independent accountants.

                  On October 12, 1995, the Company dismissed Deloitte & Touche, LLP, 1700 Market Street, Philadelphia, PA 19103 as its independent accountants. The Company and Deloitte & Touche had a disagreement regarding the accounting for a loss on a sale of investments. Both members of management and of the board of directors have discussed the subject matter of the disagreement with Deloitte & Touche. (See below for further description of the matter of disagreement.)

         Deloitte & Touche has never issued any report on the Company's financial statements.

          Also effective October 12, 1995, the Company re-engaged Mortenson to serve as its principal independent accountants to audit the Company's financial statements as of and for the year ended June 30, 1995.

          On September 27, 1994, the Company liquidated its holdings in certain GNMA funds and realized a loss of $316,000 which represented the difference between the funds' carrying value (cost) of $4,139,000 and the sale proceeds of $3,823,000. The loss was recognized as a charge to earnings for the quarter ended September 30, 1994 and was reported in the Company's Form 10-QSB for that quarter. At June 30, 1994, the Company's holdings in the GNMA funds were carried at cost which exceeded the market value at that time by approximately $281,000. In connection with its audit, which it did not complete, of the Company's financial statements for the year ended June 30, 1995, Deloitte & Touche advised the Company that the GNMA funds should have, in its opinion, been reported at the lower of cost or market at June 30, 1994 and an unrealized loss should have been recorded as a charge against earnings in the Company's financial statements for the year ended June 30, 1994. Deloitte & Touche advised the Company that the fiscal 1994 financial statements and the interim fiscal 1995 financial statements should, in its opinion, be restated to reflect the loss in the fiscal year ended June 30, 1994. Deloitte & Touche also advised the Company that its report on the Company's fiscal 1995 financial statements would be qualified if the fiscal 1994 financial statements were not restated to report the loss in that year.

         Mortenson did not believe that restatement of the financial statements as of and for the year ended June 30, 1994 was required believing that the transaction in question had been accounted for in accordance with generally accepted accounting principles. Mortenson concurred with the Company's accounting for the holdings in the GNMA funds and that the unrealized loss of $281,000 as of June 30, 1994 was a temporary market decline. Mortenson's position was also based on the Company's belief that, as of June 30, 1994, it had both the intent and ability to hold these GNMA funds until the temporary decline reversed. The Company changed its intent due to events occurring in the first quarter of 1995 and, in turn, sold the GNMA fund holdings and realized the loss at that time. Mortenson believed that the accounting of the full loss in the first quarter of 1995 was appropriate. At the time of the change in independent accountants, the Company's management also believed that restatement of 1994's financial statements was not necessary.

         There have been no other transactions similar to the one described herein that resulted in the disagreement.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote or otherwise act, with respect to such matters in accordance with their judgment. Proxy will have discretionary authority to vote or otherwise act, with respect to such matters in accordance with their judgment.



                                       JOSEPH V. ROBERTS
                                       Chairman and
                                       Chief Executive Officer

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      NUTRITION MANAGEMENT SERVICES COMPANY
            PROXY -- Annual Meeting of Shareholders, December 20, 1996

    The undersigned, a shareholder of Nutrition Management Services Company, a Pennsylvania corporation (the "Company"), does hereby constitute and appoint Joseph Roberts and Kathleen Hill and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 1996 Annual Meeting of Shareholders of the Company to be held at Guest Quarters Suite Hotel, 888 Chesterbrook Boulevard, Wayne, Pennsylvania on
December 20, 1996 at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

    The undersigned hereby instructs said proxies or their substitutes as set forth below.

1.  ELECTION OF DIRECTORS:

    The election of Joseph V. Roberts, Kathleen A. Hill, Kenneth D. Bleakley, Michael Gosman, Jane Scaccetti Fumo and Samuel M. Shipley, III
    / / FOR   / / TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL  NOMINEE(S),  PRINT NAME(S)
    BELOW:

    --------------------------------

2.  DISCRETIONARY AUTHORITY.
                                                 (Continued on the reverse side)

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

    The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated November 27, 1996, and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996.

                                Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.

                                                         , 1996


                                ------------------------------------(L.S.)


                                ------------------------------------(L.S.)
                                           Signature(s)

                                NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.